Exhibit 10.10

Smith Barney Futures Management LLC

388 Greenwich Street, 7th Floor

New York, New York 10013-2396

May 31, 2000

Chesapeake Capital Corporation

500 Forest Avenue

Richmond, Va 23229

Attention: Mr. John M. Hoade

Re:	Management Agreement Renewal

Dear Mr. Hoade:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made below (the “Management Agreement”). We are extending the term of the Management Agreement through June 30, 2001and all other provisions of the Management Agreement will remain unchanged.

•	Smith Barney Tidewater Futures Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above or fax to 212-723-8985. If you have any questions I can be reached at 212-723-5416.

Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT LLC
By:	/s/ Daniel A. Dantuono
Daniel A. Dantuono Chief Financial Officer, Director & Treasurer

By:	/s/ John M. Hoade
Print Name:	John M. Hoade

DAD/sr